Exhibit 99.2

Execution Version

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of July 2, 2021, is entered into by and among SPB Hospitality LLC, a Delaware limited liability company (“Parent”), Titan Merger Sub, Inc., a Tennessee corporation and an indirect, wholly-owned subsidiary of Parent (“Merger Sub”), and the shareholder of J. Alexander’s Holdings, Inc., a Tennessee corporation (the “Company”), listed on Schedule A hereto (“Shareholder”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger (as the same may be amended, modified or supplemented from time to time, the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein), among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect, wholly-owned subsidiary of Parent;

WHEREAS, this Agreement is being entered into in connection with, and all rights and obligations hereunder are being created pursuant to and in connection with, the Merger Agreement to which the Company is a party and the Merger to be effected in accordance with the Merger Agreement and the TBCA;

WHEREAS, Shareholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the terms “beneficial owner,” “beneficial ownership” or “own beneficially” are used) of the number of shares of Company Common Stock set forth on Schedule A hereto (with respect to Shareholder, the “Owned Shares”; the Owned Shares and any additional shares of Company Common Stock or other voting securities of the Company of which Shareholder acquires record or beneficial ownership after the date hereof, including, without limitation, by purchase, by grant, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, Shareholder’s “Covered Shares”); provided, however, that Covered Shares shall not include any Company Common Stock that Shareholder sells or otherwise disposes of following the date of this Agreement as and to the extent expressly permitted hereby;

WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent, Merger Sub and the Shareholder are entering into this Agreement; and

WHEREAS, the Shareholder acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Shareholder set forth in this Agreement and would not enter into the Merger Agreement if Shareholder did not enter into this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Shareholder hereby agree as follows:

Section 1. Agreement to Vote. Prior to the Termination Date, Shareholder, in its capacity as a shareholder of the Company, irrevocably and unconditionally agrees that at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, Shareholder shall (a) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, if any and (b) vote, or cause to be voted at such meeting, all Covered Shares owned as of the record date for such meeting of the shareholders (i) in favor of the Merger, the approval of the Merger Agreement and the other transactions contemplated in the Merger Agreement and (ii) against the following actions (other than the Merger, the Merger Agreement and the other transactions contemplated thereby): (A) any Acquisition Proposal, (B) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between the Company and any other Person and (C) any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement (collectively, the “Covered Proposals”). Except as expressly set forth in this Section 1 with respect to Covered Proposals, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the shareholders of the Company.

Section 2. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) IF SHAREHOLDER FAILS TO TAKE ANY OF THE ACTIONS SET FORTH IN SECTION 1 AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO (OR TAKES OR ATTEMPTS TO TAKE ANY ACTIONS INCONSISTENT WITH THE ACTIONS SET FORTH IN SECTION 1 PRIOR TO OR AT) ANY MEETING OF THE SHAREHOLDERS OF THE COMPANY CONVENED FOR THE PURPOSES SET FORTH IN SECTION 1, THEN SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SHAREHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY IN FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES AS INDICATED IN SECTION 1 SOLELY WITH RESPECT TO COVERED PROPOSALS TO BE CONSIDERED AND VOTED UPON AT SUCH MEETING. SHAREHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SHAREHOLDER WITH RESPECT TO THE COVERED SHARES.

(b) The proxy granted in this Section 2 shall expire automatically upon the termination of this Agreement.

Section 3. No Inconsistent Agreements. Shareholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, Shareholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Shares and (b) has not granted any currently effective proxy or power of attorney with respect to any Covered Shares, and shall not grant at any time prior to the Termination Date any proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with Shareholder’s obligations under this Agreement.

Section 4. Termination. This Agreement shall automatically terminate without any action by any party hereto and shall be of no further force and effect upon the earliest to occur of (a) the Closing, (b) the termination of the Merger Agreement in accordance with its terms, (c) the completion of the Company Shareholders Meeting and the inspectors’ certification of the voting results thereat, (d) a Recommendation Withdrawal made in accordance with the terms of the Merger Agreement, (e) the effectiveness of any amendment, modification or supplement to the Merger Agreement or waiver under the Merger Agreement, in each case, where such amendment, modification, supplement or waiver would decrease, or change the form of, the consideration to be received under the Merger Agreement by holders of Company Common Stock, would extend the Termination Date, would impose any additional conditions or obligations that would reasonably be expected to prevent or impede the consummation of the Merger, would affect, in a manner adverse to Shareholder, any of the material terms of Article I (The Merger; Certain Related Matters), Section 5.2 (No Solicitation), Article VI (Conditions), or Article VII (Termination) of the Merger Agreement, or the defined terms used in such Sections or Articles of the Merger Agreement, or would otherwise be materially adverse to Shareholder and (f) written notice of termination of this Agreement by Parent to the Shareholder (such earliest date being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 8 and 12 to 23 shall survive the termination of this Agreement; provided further, that any liability incurred by any party hereto as a result of a willful and material breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

Section 5. Representations and Warranties of the Shareholder. Shareholder hereby represents and warrants to Parent and Merger Sub as of the date hereof as follows:

(a) Shareholder is the beneficial owner of, and has good and valid title to, the Covered Shares, free and clear of all Liens that would materially and adversely affect the ability of Shareholder to perform its obligations under this Agreement other than as created by this Agreement and pursuant to applicable securities Laws. As of the date hereof, other than the Owned Shares (and any equity awards relating thereto, including any Class B Units), Shareholder does not own beneficially or of record any shares of capital stock (including common shares of beneficial interest) or voting securities of the Company.

(b) Shareholder has all requisite entity power and authority to execute and deliver this Agreement and to perform Shareholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Shareholder and, assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of Shareholder for the execution, delivery and performance of this Agreement by Shareholder or the consummation by Shareholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by Shareholder nor the consummation by Shareholder of the transactions contemplated hereby nor compliance by Shareholder with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of Shareholder pursuant to, any Contract to which Shareholder is a party or by which Shareholder or any property or asset of Shareholder is bound or affected or (B) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Shareholder or any of Shareholder’s properties or assets, in each case other than as would not restrict, prohibit or impair the exercise by Parent or Merger Sub of its rights under this Agreement or have an adverse effect on Shareholder’s ability to perform its obligations hereunder.

(d) As of the date of this Agreement, there is no litigation pending against Shareholder, or, to the knowledge of Shareholder, threatened against Shareholder that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent or Merger Sub of its rights under this Agreement or the performance by Shareholder of Shareholder’s obligations under this Agreement.

(e) Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Shareholder’s execution and delivery of this Agreement and the representations and warranties of Shareholder contained herein.

Section 6. Restrictions on Transfer. Shareholder hereby covenants and agrees as follows:

(a) Prior to the Termination Date, and except as contemplated hereby, Shareholder shall not (i) (x) tender any Covered Shares into any tender or exchange offer, (y) sell, transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of (collectively “Transfer”), or enter into any Contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), or (z) grant any proxies or powers of attorney with respect to any Covered Shares, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (ii) knowingly take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling Shareholder from performing Shareholder’s obligations under this Agreement; provided, however, that, notwithstanding the foregoing or any other provision in this Agreement, (x) on the first Business Day after the later to occur of the mailing of the Proxy Statement or the record date for the meeting of the shareholders convened for the purposes as set forth in Section 1 above, Shareholder may sell any Covered Shares by open market sales on a national securities exchange or via negotiated transactions with licensed brokers or investment banking firms if at the time of such sale each of the quoted price of Company Common Stock and the sale price in such sale (without giving effect to any commission or fee) are less than the Merger Consideration, provided, that Shareholder has performed its obligations under Section 1 by voting such Covered Shares by proxy on the Covered Proposals set forth in the Proxy Statement and that such proxy is not revoked and cannot be revoked by the transferee following such sale, (y) Shareholder may Transfer any Covered Shares if the transferee in such Transfer has entered into, or simultaneously therewith enters into, a voting agreement with Parent and Merger Sub on substantially the same terms of this Agreement and (z) Shareholder may Transfer any Covered Shares if Parent and Merger Sub have provided their express written consent thereto; provided, further, that nothing contained herein shall prohibit any Transfer (a) caused by a client of Shareholder unilaterally terminating its advisory agreement and/or managed account relationship with Shareholder, (b) to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, so long as the permitted transferee executes a joinder to this Agreement pursuant to which such transferee agrees to become a party hereto and be subject to the restrictions applicable to Shareholder hereunder, or (c) by an officer or director of the Company to the Company to pay tax withholding required in connection with the vesting of restricted stock or performance share awards pursuant to the Company’s Amended and Restated 2015 Equity Incentive Plan. Any Transfer in violation of this Section 6(a) shall be null and void ab initio. To the extent a Transfer is permitted under this Agreement, such Transfer shall comply with all applicable Laws.

(b) Prior to the Termination Date, in the event that Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Company Common Stock or other voting interests with respect to the Company, such Company Common Stock or other voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Company Common Stock held by Shareholder set forth on Schedule A hereto will be deemed amended accordingly and such Company Common Stock or other voting interests shall automatically become subject to the terms of this Agreement. Shareholder shall promptly notify Parent in writing of any such event.

(c) Shareholder hereby waives all right to dissent or seek appraisal under the TBCA or otherwise exercise any appraisal rights with respect to all of Shareholder’s Covered Shares owned (beneficially or of record) by Shareholder in connection with the Merger, the Merger Agreement and the other transactions contemplated therein.

(d) Notwithstanding any provision of this Agreement to the contrary, nothing herein shall prevent Shareholder from complying with its disclosure obligations under applicable Laws.

Section 7. Shareholder Capacity. This Agreement is being entered into by Shareholder solely in Shareholder’s capacity as a shareholder of the Company, and nothing in this Agreement shall restrict or limit (a) the ability of Shareholder to take any action in Shareholder’s capacity as a director or officer of the Company or its Subsidiaries and exercising Shareholder’s fiduciary duties and responsibilities in such capacity or (b) the Company from taking any actions that are otherwise permitted by the Merger Agreement, including with respect to a Superior Proposal.

Section 8. Disclosure. Shareholder hereby authorizes Parent, Merger Sub and the Company to publish and disclose in any announcement or disclosure required by the SEC or in the Proxy Statement Shareholder’s identity and ownership of the Covered Shares, this Agreement and the nature of Shareholder’s obligations under this Agreement, in each case, to the extent required by applicable Law.

Section 9. Further Assurances. From time to time, at the request of Parent and without further consideration, Shareholder shall use its commercially reasonable efforts to take such further action as may reasonably be deemed by Parent to be necessary to consummate and make effective the transactions contemplated by this Agreement.

Section 10. Non-Survival of Representations and Warranties. The representations and warranties of the Shareholder contained herein shall not survive the Termination Date.

Section 11. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party and otherwise as expressly set forth herein.

Section 12. Waiver. At any time prior to the Termination Date, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 13. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (b) immediately upon delivery by hand; or (c) by e-mail, upon written or electronic confirmation of receipt (excluding “out of office” or other automated replies), in each case to the intended recipient as set forth below:

(i)	If to Parent or Merger Sub:

SPB Hospitality LLC

19219 Katy Freeway

Suite 500

Houston, Texas 77094

Attention: James Mazany

Email:       jim.mazany@SPBHospitality.com

with a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

951 E. Byrd Street

Riverfront Plaza, East Tower

Richmond, Virginia 23219

Attention: Steven M. Haas

Email:       shaas@huntonak.com

(ii)	If to Shareholder:

As set forth on Schedule A hereto, in each case with a copy (which shall not constitute notice) to:

Bass, Berry & Sims PLC

150 Third Avenue South, Suite 2800

Nashville, Tennessee 37201

Attention: F. Mitchell Walker, Jr.

Email:       MWalker@bassberry.com

Any notice received by email or otherwise at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any party may provide notice to the other parties of a change in its address or e-mail address through a notice given in accordance with this Section 13, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 13 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is two Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 13.

Section 14. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof and thereof.

Section 15. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

Section 16. Relationship Among the Parties. This Agreement is intended to create a contractual relationship among the Shareholder, on the one hand, and Parent and Merger Sub, on the other hand, and is not intended to create, and does not create, any agency, partnership, joint venture or any similar relationship among the parties hereto. Without limiting the generality of the foregoing, none of Shareholder or Parent or Merger Sub, by entering into this Agreement, intends to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law (including the TBCA) with Parent or Merger Sub or any other shareholder of the Company. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Shareholder, and, except as expressly provided herein, Parent and Merger Sub shall have no authority to direct Shareholder in the voting or disposition of any of the Covered Shares. Parent and Merger Sub shall not be deemed to be the beneficial owner of any Covered Shares by virtue of this Agreement.

Section 17. Governing Law and Venue; Waiver of Jury Trial.

(a) This Agreement (and all claims, controversies and causes of action relating thereto or arising therefrom or in connection therewith, whether in contract, tort or otherwise) shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and enforced in accordance with the Laws of the State of Tennessee without regard to the conflicts of laws rules thereof.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

(c) Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to this Agreement, on behalf of itself or its property, in accordance with Section 13 or in such other manner as may be permitted by Law, of copies of such process to such party, and nothing in this Section 17(c) shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) irrevocably and unconditionally consents and submits itself and its property in any action or proceeding to the exclusive general jurisdiction of the courts of the State of Tennessee or, if unavailable, the federal court in the State of Tennessee, in each case sitting in the City of Nashville in the State of Tennessee, in the event any dispute arises out of this Agreement, or for recognition and enforcement of any judgment in respect thereof, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees that any actions or proceedings arising in connection with this Agreement shall be brought, tried and determined only in the courts of the State of Tennessee or, if unavailable, the federal court in the State of Tennessee, in each case sitting in the City of Nashville in the State of Tennessee (and any courts from which an appeal from such courts may be taken), (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (vi) agrees that it shall not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the parties hereto agrees that a final judgment in any action or proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 18. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void; provided, however, that Parent and Merger Sub are expressly permitted to assign their rights under this Agreement to any Affiliate of Parent (including by way of a transfer of shares of capital stock of Merger Sub), and any such Person shall be entitled to assume Parent’s and/or Merger Sub’s obligations under this Agreement; provided, that no such assignment and assumption shall release Parent or Merger Sub from any of its obligations under this Agreement to the extent not performed. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 19. Enforcement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any actual or threatened breach of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement. Each of the parties hereby agrees (i) that it shall not oppose the granting of such relief by reason of there being an adequate remedy at law, (ii) that it hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief and (iii) that such relief may be granted without the requirement that the party seeking such relief offer proof of actual damages. The parties further agree that, by seeking the remedies provided for in this Section 19, a party shall not in any respect waive its right to seek any other form of relief, at law or in equity, that may be available to a party under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 19 are not available or otherwise are not granted.

Section 20. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Notwithstanding the foregoing, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

Section 21. Counterparts; Effectiveness. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail, including any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com) or other transmission method (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 22. No Presumption Against Drafting Party. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Each of the parties to this Agreement acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement.

Section 23. Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Merger Sub and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

Parent:

SPB Hospitality LLC

By:	/s/ James Mazany
Name: James Mazany
Title: Chief Executive Officer

Merger Sub:

Titan Merger Sub, Inc.

By:	/s/ James Mazany
Name: James Mazany
Title: Chief Executive Officer

[Signature Page to Voting Agreement]

Shareholder:

Ancora Holdings Inc.

By:	/s/ Frederick DiSanto
Name: Frederick DiSanto
Title: Chairman and Chief Executive Officer

[Signature Page to Voting Agreement]